Variable Interest Entities (Tables)	3 Months Ended
Mar. 31, 2015
Equity Method Investments And Joint Ventures [Abstract]
Assets and Liabilities of Consolidated VIEs Included in Condensed Consolidated Balance Sheets

The following table presents certain assets and liabilities of consolidated VIEs, which are included in the condensed consolidated balance sheets included in this report. The assets in the table include only those assets that can be used to settle obligations of the consolidated VIEs. The liabilities in the table include third party liabilities of the consolidated VIEs, for which creditors do not have recourse to the general credit of the Company.

	March 31, 2015	December 31, 2014
	(in millions)
Restricted cash	$807	$971
Financing receivables	11,145	11,563
Equipment on operating leases, net	67	83
Total Assets	$12,019	$12,617
Debt	$11,351	$11,962
Total Liabilities	$11,351	$11,962